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                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 2002

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

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended March 31, 2002 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

      Comparative market values of net assets are as follows:

                                               Mar. 31, 2002   Dec. 31, 2001   Mar. 31, 2001
                                               -------------   -------------   -------------
Net assets ..................................   $541,877,179   $539,839,060     $522,970,934
Net assets per share of Common Stock ........          28.74          28.54            28.95
      Shares of Common Stock outstanding ....     18,854,499     18,914,599       18,065,546

      Comparative operating results are as follows:

                                                                 Three months ended March 31,
                                                                 ----------------------------
                                                                    2002             2001
                                                                  --------         --------
Net investment income .........................................    $ 963,277     $ 1,383,455
   Per share of Common Stock ..................................          .05*            .08*
Net realized gain on sale of investments ......................  $18,139,858       7,350,509
Decrease in net unrealized appreciation of investments ........  (15,578,590)    (81,031,248)
Increase (decrease) in net assets resulting from operations ...    3,524,545     (72,297,284)

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the three-month period.

                                   ----------

      The annual meeting of stockholders of the Corporation was held on March 13, 2002 with 95% of Common shares being represented. At the meeting the Board of Directors was reelected and the selection of KPMG LLP as auditors of the Corporation for the year 2002 was ratified. Detailed information will be published in the June 30, 2002 Semi-Annual Report.


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

      In the quarter ended March 31, 2002 the Corporation repurchased 60,100 shares of its Common Stock at an average price per share of $24.97. These shares were purchased on the American Stock Exchange. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                       WILMOT H. KIDD, President
375 Park Avenue
New York, NY 10152
April 17, 2002

                           PRINCIPAL PORTFOLIO CHANGES
                           January 1 to March 31, 2002
                    (Common Stock unless specified otherwise)

                                                      Number of Shares
                                         ---------------------------------------
                                                                         Held
                                                                       March 31,
                                          Purchased         Sold         2002
                                         -----------      -------    -----------
Analog Devices, Inc. ..................                   100,000        610,000
Arch Capital Group Ltd. ...............       65,000                      65,000
AT&T Wireless Services, Inc. ..........      330,000                     330,000
ArvinMeritor, Inc. ....................                    80,000        430,000
Capital One Financial Corp. ...........                    70,000        530,000
Convergys Corporation .................       20,000                     700,000
Flextronics International Ltd. ........                   100,000      1,350,000
Intel Corporation .....................                   180,000      1,120,000
Nextel Communications, Inc. Class A ...                   240,000             --
Peerless Systems Corporation ..........                    45,000        350,000
Solectron Corporation .................       40,000                     500,000
U.S. Treasury Note, 3% due 1/31/04 ....  $21,852,000                 $21,852,000
Wind River Systems, Inc. ..............      100,000                     300,000


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

                               BOARD OF DIRECTORS

DONALD G. CALDER                                      DUDLEY D. JOHNSON
     President                                             Chairman
     G. L. Ohrstrom & Co., Inc.                            Young & Franklin Inc.
     New York, NY                                          Liverpool, NY

JAY R. INGLIS                                         WILMOT H. KIDD
     Executive Vice President                              President
     National Marine Underwriters, Inc.
     New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                        WILMOT H. KIDD, President
                        CHARLES N. EDGERTON, Vice President and Treasurer MARLENE A. KRUMHOLZ, Secretary

                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                  CUSTODIAN

                      UMB Bank, N.A.
                           P.O. Box 419226, Kansas City, MO 64141-6226

                  TRANSFER AGENT AND REGISTRAR

                      EquiServe Trust Company
                           P. O. Box 2500, Jersey City, NJ 07303-2500
                           201-324-0313
                           www.equiserve.com

                  INDEPENDENT AUDITORS

                      KPMG LLP
                         757 Third Avenue, New York, NY 10017


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